FIRST AMERICAN STRATEGY FUNDS, INC.
Asset Allocation Funds
Supplement dated October 14, 2010 to the Prospectus
This information supplements the Prospectus for the Asset Allocation Funds dated December 11, 2009.
1. The following category and fund is added to the list of underlying funds in the section entitled “Fund Summaries — Objective and Principal Investment Strategies”:
Absolute Return Funds
Tactical Market Opportunities Fund
2. The following sentence is inserted after the third sentence in the first paragraph of the section entitled “Fund Summaries — Objectives and Principal Investment Strategies — Principal Investment Strategies”:
Each fund may invest in Tactical Market Opportunities Fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk.
3. The current table under “Fund Summaries — Objectives and Principal Investment Strategies — Principal Investment Strategies” is hereby deleted and replaced with the following table:

	Strategy Aggressive Growth		Strategy Growth Allocation		Strategy Balanced		Strategy Conservative
	Allocation Fund		Fund		Allocation Fund		Allocation Fund
	Target	Allocation	Target	Allocation	Target	Allocation	Target	Allocation
	Allocation	Range	Allocation	Range	Allocation	Range	Allocation	Range

Equity Funds	86%	55-100%	72%	45-90%	59%	30-75%	31%	10-55%
Fixed Income Funds	5%	0-45%	21%	0-55%	36%	15-70%	67%	30-90%
Tactical Market Opportunities Fund	4%	0-10%	3%	0-8%	2%	0-7%	1%	0-5%
Other Securities *	5%	0-10%	4%	0-10%	3%	0-10%	1%	0-10%
Prime Obligations Fund and Cash	0%	0-35%	0%	0-35%	0%	0-35%	0%	0-35%

*	Includes exchange-traded funds, closed-end investment companies, and other investment companies not affiliated with the funds, and securities that provide the funds with exposure to the performance of commodities.
4. The second sentence under the twelfth bullet point in the section entitled “Fund Summaries — Principal Risks — Risks Associated with the Underlying Funds” is hereby deleted and replaced with the following:
In addition, the fixed income funds, other than Intermediate Government Bond Fund, and Tactical Market Opportunities Fund may utilize interest rate caps, collars, and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements.
5. The following sentence is inserted after the second sentence under the thirteenth bullet point in the section entitled “Fund Summaries — Principal Risks — Risks Associated with the Underlying Funds”:
Tactical Market Opportunities Fund is also subject to interest rate risk and credit risk to the extent it has exposure to debt securities.
6. The following sentence is inserted after the second sentence under the sixteenth bullet point in the section entitled “Fund Summaries — Principal Risks — Risks Associated with the Underlying Funds”:
Tactical Market Opportunities Fund also may invest in instruments providing exposure to such securities.
7. The first sentence under the last bullet point in the section entitled “Fund Summaries — Principal Risks — Risks Associated with the Underlying Funds” is hereby deleted and replaced with the following:
FASF-PRO-STK

Each fund, other than Prime Obligations Fund and Tactical Market Opportunities Fund, may lend its securities.
8. The following two bullet points are inserted after the last bullet point in the section entitled “Fund Summaries — Principal Risks — Risks Associated with the Underlying Funds”:
•	Tactical Market Opportunities Fund may invest in instruments providing exposure to commodities. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

•	Tactical Market Opportunities Fund seeks to gain exposure to equity, debt, commodity and currency markets through investments in exchange-traded funds (“ETFs”). Like any fund, an ETF is subject to the risks of the underlying securities that it holds. In addition, investments in ETFs present certain risks that do not apply to investments in traditional mutual funds, such as: tracking error, trading at a premium or discount to their net asset value, failure of an active trading market for their shares to be developed or maintained, trading of their shares may be halted by an exchange, and their shares may be delisted from an exchange.
9. The following is inserted after the section entitled “Additional Information — The Underlying Funds — Total Return Bond Fund”:
          Tactical Market Opportunities Fund
          Objective
Tactical Market Opportunities Fund’s objective is to earn a positive total return over a reasonable period of time, regardless of market conditions.
          Principal Investment Strategies
In pursuing its objective, Tactical Market Opportunities Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, over a reasonable period of time. The Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. At the end of the month, that issue is sold and rolled into a newly selected issue. U.S. Treasury bills are backed by the full faith and credit of the U.S. government, and are generally considered a risk free investment. Investing in the fund, on the other hand, involves certain risks, including the risk of loss. In addition, an investment in the fund will be more volatile than an investment in U.S. Treasury bills. The fund’s portfolio managers will manage volatility by attempting to limit the fund’s tracking error relative to the Treasury Bill Index to a level consistent with achieving the return that the fund is seeking.
The fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. Over shorter periods of time, investment returns will fluctuate as market conditions vary and may be lower than those of the Treasury Bill Index. Thus, the fund is designed for investors with longer term investment horizons — generally at least three years or more.
The fund seeks to achieve its objective by investing its assets across the following asset classes:
•	U.S., international and emerging market equity securities,

•	U.S., international and emerging market debt securities, including high-yield debt securities,

•	Commodities,

•	Currencies, and

•	High quality, short-term debt securities and money market funds.
The fund generally gains exposure to the above asset classes by investing in derivative instruments and exchange-traded funds (“ETFs”), except that the fund invests directly in U.S. Treasury obligations, foreign government obligations that have an investment grade rating from at least one rating agency, and money market funds, including affiliated money market funds.
An ETF is an investment company that is similar to an index fund in that it seeks to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the fund invests in ETFs, the fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The fund will not invest in actively managed or leveraged ETFs.
Derivative instruments derive their returns from the performance of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The fund may utilize the following derivatives: options; futures contracts, including futures on equity and commodities indices, interest rate and currency futures; options on futures contracts; interest rate caps, floors and collars; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in foreign countries, or through privately negotiated transactions referred to as over-the-counter derivatives.
Derivatives give the fund the ability to share in the positive or negative returns of the underlying investments, pools of investments, indexes or currencies, without directly owning them, and should enable the fund’s portfolio managers to implement investment decisions promptly and cost effectively. Derivative instruments also may be used to manage risk by, for example, hedging the fund’s portfolio against losses due to exposure to certain markets, sectors or currencies. The use of derivatives for non-hedging purposes is considered speculative.
In using derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency). Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested).
The foreign government obligations that the fund may purchase may be non-dollar denominated or dollar denominated. While the foreign government obligations that the fund may purchase must have an investment grade rating from at least one rating agency, it is possible that such obligations will be issued by governments of emerging market countries. If the rating of a security is reduced below investment grade after purchase, the fund is not required to sell the security, but may consider doing so.
The fund’s advisor may allocate the fund’s assets among the different asset classes in different proportions at different times. The fund is not required to allocate its investments among the asset classes in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The fund may have none or some of its assets invested in each asset class in relative proportions that change over time based on market and economic conditions.
The advisor allocates assets among the various asset classes based on its forecasted returns and its risk assessment for each asset class. The advisor will seek to take advantage of both investment opportunities that are believed to have a high probability of success (long investment) and a high probability of failure (short investment). The advisor regularly assesses and manages the overall risk profile of the fund’s portfolio, based on the fund’s exposure to each asset class, the volatility of the asset classes, and the correlation of returns among the different asset classes.
          Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. The principal risks of investing in this fund include:
•	Asset Allocation Risk

•	Commodities Risk

•	Common Stock Risk

•	Credit Risk

•	Derivative Instrument Risk

•	Emerging Markets Risk

•	ETF and Money Market Fund Risks

•	Foreign Security Risk

•	Frequent Trading Risk

•	High-Yield Securities Risk

•	Interest Rate Risk

•	International Investing Risk

•	Liquidity Risk
See “The Underlying Funds’ Principal Risks” below for a discussion of these risks. The fund, however, generally gains exposure to asset classes by investing in derivative instruments and ETFs, except that the fund invests directly in U.S. Treasury obligations, foreign government obligations that have an investment grade rating from at least one rating agency, and money market funds, including affiliated money market funds.
10. The section entitled “Additional Information — The Underlying Funds — U.S Government Mortgage Fund” is deleted.
11. The following risks are inserted in the section entitled “Additional Information — The Underlying Funds — The Underlying Funds Principal Risks”
Asset Allocation Risk. Tactical Market Opportunities Fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. The asset classes in which the fund seeks exposure can perform differently from each other at any point in time and over the long term. If the advisor favors exposure to an asset class during a period when that class underperforms, the fund’s performance will be hurt. This risk is increased when the fund uses derivatives to increase its exposure to asset classes. These derivatives can create investment leverage, which will magnify the impact to the fund of its investments in an underperforming asset class.
Commodities Risk. Tactical Market Opportunities Fund may invest in instruments providing exposure to commodities. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.
ETF and Money Market Fund Risks. Tactical Market Opportunities Fund will seek to gain exposure to equity, debt, commodity and currency markets through investments in ETFs. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange.
Like any fund, an ETF is subject to the risks of the underlying securities that it holds. In addition, investments in ETFs present certain risks that do not apply to investments in traditional mutual funds. While an ETF seeks to achieve the same return as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index. Moreover, ETFs are limited in their ability to perfectly replicate the composition of an index and ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.
Generally, investments in ETFs are subject to statutory limitations prescribed by the Investment Company Act. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission (SEC) to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The fund intends to rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.
Subject to certain conditions, Tactical Market Opportunities Fund also may invest in money market funds beyond the statutory limits described above, including money market funds advised by the fund’s advisor.
The fund will indirectly bear its proportionate share of any management fees and other expenses paid by the ETFs and money market funds in which it invests.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FIRST AMERICAN STRATEGY FUNDS, INC.
Supplement dated October 14, 2010 to the Statement of Additional Information
This information supplements the Statement of Additional Information for First American Strategy Funds, Inc. dated December 11, 2009.
1. The second paragraph under the section entitles “General Information” is deleted and replaced with the following:
As described in the Funds’ Prospectus, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds’ investment advisor, FAF Advisors, Inc. (the “Advisor”). These other mutual funds include: Equity Income Fund, Equity Index Fund, Global Infrastructure Fund, International Fund, International Select Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Index Fund, Mid Cap Select Fund, Mid Cap Value Fund, Quantitative Large Cap Core Fund, Real Estate Securities Fund, Small Cap Growth Opportunities Fund, Small Cap Index Fund, Small Cap Select Fund, and Small Cap Value Fund, referred to herein and in the Prospectus collectively as the “Equity Funds”; Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Government Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund, and Total Return Bond Fund referred to herein and in the Prospectus collectively as the “Fixed Income Funds”; and Tactical Market Opportunities Fund and Prime Obligations Fund. The Equity Funds, Fixed Income Funds, and Tactical Market Opportunities Fund are each series of First American Investment Funds, Inc., and Prime Obligations Fund is a series of First American Funds, Inc. These other funds are referred to herein and in the Prospectus collectively as the “Underlying Funds.” Quantitative Large Cap Core Fund is referred to herein as the “Quantitative Fund,” and Equity Index, Mid Cap Index, and Small Cap Index are referred to herein collectively as the “Index Funds.”
2. The following sub-sections are added to the section entitled “Additional Information Concerning Investments by the Funds and the Underlying Funds”:
     Commodity-Linked Securities
     As a principal investment strategy, Tactical Market Opportunities Fund may invest in commodity-linked exchange-traded funds (“ETFs”) and derivative securities, which are designed to provide investment exposure to commodities without direct investment in physical commodities or commodities futures contracts. Commodities to which the Fund may gain exposure include assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. The Fund may invest in securities that give it exposure to various commodities and commodity sectors. The value of commodity-linked securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
     The prices of commodity-linked securities may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked securities have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
     Exchange-Traded Funds
     Tactical Market Opportunities Fund may invest in ETFs as a principal investment strategy. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
     An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.
FASF-SAI-STK#2

     Foreign Sovereign Debt Obligations
     Tactical Market Opportunities Fund may invest in sovereign debt obligations as a principal investment strategy. Investments in sovereign debt obligations involve special risks which are not present in corporate debt securities. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and there may be limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of the Underlying Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
     A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
     Money Market Funds
     Tactical Market Opportunities Fund may invest, to the extent permitted by the 1940 Act, in securities issued by money market funds as a principal investment strategy. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by their shareholders. The money market funds in which the Fund may invest include money market funds advised by the Advisor.
3. The following sub-sections in the section entitled “Additional Information Concerning Investments by the Funds and the Underlying Funds” are applicable to Tactical Market Opportunities Fund. Tactical Market Opportunities Fund, however, generally gains exposure to asset classes by investing in derivative instruments and ETFs, except that such fund invests directly in U.S. Treasury obligations, foreign government obligations that have an investment grade rating from at least one rating agency, and money market funds, including affiliated money market funds.
•	Asset Coverage Requirements

•	Corporate Debt Securities

•	Debt Obligations Rated Less Than Investment Grade

•	Derivatives

•	Equity Securities

•	Foreign Securities

•	Inflation Protected Securities

•	U.S. Government Securities
4. The following parenthetical is added after the last sentence of the first fundamental investment restriction in the section entitled “Investment Restrictions of the Underlying Funds — Restrictions Applicable to the Underlying Funds other than Prime Obligations Fund”:
(Tactical Market Opportunities Fund may concentrate its investments in other investment companies without violating this limitation. Moreover, investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation.)
5. The following sentence is added after the last sentence of the fifth fundamental investment restriction in the section entitled “Investment Restrictions of the Underlying Funds — Restrictions Applicable to the Underlying Funds other than Prime Obligations Fund”:
This restriction shall not prohibit Tactical Market Opportunities Fund from investing in investment companies that provide exposure to commodities, options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.
6. The following sentence is added as the second sentence in the sixth non-fundamental investment restriction in the section entitled “Investment Restrictions of the Underlying Funds — Restrictions Applicable to the Underlying Funds other than Prime Obligations Fund”:
This restriction does not apply to the Tactical Market Opportunities Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE